UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 16, 2021

SUMMIT NETWORKS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199108	35-2511257
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Changning Road North, Economic and Technological Development Zone

Hengshui, Hebei, China 053000

(Address of principal executive offices)

(86) 0318-2683220

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 26, 2021, Summit Networks Inc. (“we,” “us,” “our,” or “our Company”) filed a Current Report on Form 8-K (the “Original Filing”) with the Securities and Exchange Commission (“SEC”) to inform the public that a reverse merger transaction (the “Reverse Merger”) had been consummated between our Company and Hengshui Jingzhen Environmental Company Limited, a PRC company (the “Hengshui Jingzhen”). On January 20, 2021, a series of contractual arrangements, including the Equity Pledge Agreement, the Exclusive Technology Development, Consulting and Services Agreement, the Exclusive Option Agreement and Spousal Consent and Irrevocable Power of Attorney (collectively, the “VIE Agreements”) entered into among our wholly owned subsidiary Beijing Asian League Wins Technology Co., Ltd (the “Beijing ALW”), Hengshui Jingzhen and Hengshui Jingzhen’s shareholders, pursuant to which Beijing ALW gained control over Hengshui Jingzhen. The VIE Agreements enable us to exercise effective control over Hengshui Jingzhen and realize substantially all of the economic risks and benefits arising from Hengshui Jingzhen. As a result of the Reverse Merger, we included the financial results of Hengshui Jingzhen in our consolidated financial statements in accordance with U.S. GAAP as if it were our wholly owned subsidiary.

Our Company is filing this Amendment No. 1 to the Current Report on Form 8-K (the “Form 8-K/A”) to amend the Original Filing in order to prevent a lapse in reporting by providing the information required for Hengshui Jingzhen, the accounting acquirer, including its unaudited consolidated financial statements for the three months ended December 31, 2020 and 2019, as set forth in Section 12240.4 of the SEC’s Division of Corporate Finance Financial Reporting Manual, which covers situations involving reverse acquisitions where the registrant elects to adopt the fiscal year of the accounting acquirer and to provide the pro forma information required in connection with the transaction. Accordingly, our Company is filing herewith as Exhibit 99.1 the information that would be included in a Quarterly Report on Form 10-Q for the period ended December 31, 2020, if Hengshui Jingzhen were to file such form, and Exhibit 99.2 containing the pro forma information.

Except as described above, no other changes have been made to the Original Filing and this Form 8-K/A does not modify or update any other information in the Original Filing. Information not affected by the changes described above is unchanged and reflects the disclosures made at the time of the Original Filing. Accordingly, this Form 8-K/A should be read in conjunction with our Company’s filings made with the SEC subsequent to the date of the Original Filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Included in Exhibit 99.1 filed herewith are the unaudited consolidated financial statements of Hengshui Jingzhen for the three months ended December 31, 2020 and 2019, which are incorporated herein by reference. The Original Filing included the audited consolidated financial statements of Hengshui Jingzhen for the years ended September 30, 2020 and 2019.

(b)	Pro Forma Financial Information

The unaudited pro forma combined financial information of our Company, including the unaudited pro forma combined balance sheet as of December 31, 2020, the unaudited pro forma combined statement of comprehensive income for the three months ended December 31, 2020 and the notes related thereto are filed as Exhibit 99.2 and are incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3 to Form DEF 14C, filed with the Commission on June 18, 2019.
3.2	Bylaws, incorporated herein by reference to Exhibit 3.2 to Form S-1, filed with the Commission on October 1, 2014
10.1	Translation of Spousal Consent, by the spouse of the equity interest holder of Hengshui Jingzhen Environmental Company Limited, dated as January 20, 2021. (1)
10.2	Translation of Equity Pledge Agreement, by and among Beijing Asian League Wins Technology Co., Ltd, Beijing Chuang Jia Lian Consulting Co., Ltd. and Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.3	Translation of Exclusive Option Agreement, by and among Beijing Asian League Wins Technology Co., Ltd, Beijing Chuang Jia Lian Consulting Co., Ltd. and Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.4	Translation of Exclusive Technology Development, Consulting and Services Agreement, by and among Beijing Asian League Wins Technology Co., Ltd, Beijing Chuang Jia Lian Consulting Co., Ltd. and Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.5	Translation of Power Attorney of the shareholder who owns 75% equity interest of Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.6	Translation of Power Attorney of the shareholder who owns 25% equity interest of Hengshui Jingzhen Environmental Company Limited through Beijing Chuang Jia Lian Consulting Co., Ltd., dated as of January 20, 2021. (1)
10.7	Form of Employment Agreement between the Company and individual officers dated January 21, 2021. (1)
14.1	Code of Ethics of the Company. (1)
21.1	Subsidiaries of the Company. (1)
99.1	Form 10-Q Disclosure of Hengshui Jingzhen Environmental Company Limited for the Three Months ended December 31, 2020
99.2	Unaudited Pro Forma Combined Financial Statements.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Summit Networks Inc.

Date: February 16, 2021	By	/s/ Shuhua Liu
Shuhua Liu
Chief Executive Officer
Principal Executive Officer

Date: February 16, 2021	By	/s/ Chao Long Huang
Chao Long Huang
Chief Financial Officer
Principal Financial Officer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation, incorporated by reference to Exhibit 3 to Form DEF 14C, filed with the Commission on June 18, 2019.
3.2	Bylaws, incorporated herein by reference to Exhibit 3.2 to Form S-1, filed with the Commission on October 1, 2014
10.1	Translation of Spousal Consent, by the spouse of the equity interest holder of Hengshui Jingzhen Environmental Company Limited, dated as January 20, 2021. (1)
10.2	Translation of Equity Pledge Agreement, by and among Beijing Asian League Wins Technology Co., Ltd, Beijing Chuang Jia Lian Consulting Co., Ltd. and Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.3	Translation of Exclusive Option Agreement, by and among Beijing Asian League Wins Technology Co., Ltd, Beijing Chuang Jia Lian Consulting Co., Ltd. and Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.4	Translation of Exclusive Technology Development, Consulting and Services Agreement, by and among Beijing Asian League Wins Technology Co., Ltd, Beijing Chuang Jia Lian Consulting Co., Ltd. and Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.5	Translation of Power Attorney of the shareholder who owns 75% equity interest of Hengshui Jingzhen Environmental Company Limited, dated as of January 20, 2021. (1)
10.6	Translation of Power Attorney of the shareholder who owns 25% equity interest of Hengshui Jingzhen Environmental Company Limited through Beijing Chuang Jia Lian Consulting Co., Ltd., dated as of January 20, 2021. (1)
10.7	Form of Employment Agreement between the Company and individual officers dated January 21, 2021. (1)
14.1	Code of Ethics of the Company. (1)
21.1	Subsidiaries of the Company. (1)
99.1	Form 10-Q Disclosure of Hengshui Jingzhen Environmental Company Limited for the Three Months ended December 31, 2020
99.2	Unaudited Pro Forma Combined Financial Statements.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 26, 2021.

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